UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SHINECO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SHINECO, INC.

Room 3310, North Tower, Zhengda Center No.20,

Jinhe East Rd, Chaoyang District,

Beijing 100020

People’s Republic of China

May 17, 2022

Dear Shareholders:

Enclosed is an updated proxy card, for the Annual Meeting of Shareholders of Shineco, Inc. being held on June 8, 2022 (the “New Proxy Card”). The New Proxy Card is being sent to you to clarify the voting options for proposal Number 3. We ask that you please, as soon as possible, complete and sign the enclosed proxy card and return it according to the instructions on the New Proxy Card even if you have already signed proxy card that was previously sent to you.

Should you not return a new proxy card we will continue to use your previously voted proxy card to the extent applicable.

Very truly yours,

Shineco, Inc.

SHINECO, INC.

Annual Meeting of Stockholders

June 8, 2022

9:00 p.m. EST

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF SHINECO, INC.

The undersigned stockholder of Shineco, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 28, 2022, and hereby appoints, if no person is specified, Xiqiao Liu as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders to be held on June 8, 2022, at 9:00 p.m. EST, at Room 3310, North Tower, Zhengda Center No.20, Jinhe East Rd, Chaoyang District, Beijing F4 100020 (the “Meeting”), or at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the Meeting, all as set forth in the Notice of the Annual Meeting of Stockholders and in the Proxy Statement furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “Three years” for Proposal 3 and “FOR” for Proposals No. 1, 2 and 4, and in the discretion of the proxy with respect to such other business as may properly come before the Meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET

www.transhare.com (click on Vote Your Proxy and enter your control number)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, June 6, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY EMAIL

Please email your signed proxy card to Anna Kotlova at akotlova@bizsolaconsulting.com.

VOTE BY FAX

Please fax your signed proxy card to +1.727.269.5616.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Transhare Corporation, 2849 Executive Dr, Suite 200, Clearwater FL 33762.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please provide your email address below and check here to indicate your consent to receive or access proxy materials electronically in future years. [  ]

Email Address:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends voting FOR the following:

Votes must be indicated (x) in Black or Blue ink.

PROPOSAL NO. 1:	To re-elect seven director nominees listed in the accompanying proxy statement;	FOR	AGAINST		ABSTAIN

	To vote for all nominees or withhold from voting for all nominees, mark here	[ ]	[ ]		[ ]

	To vote individually for each nominee:	[ ]	[ ]		[ ]

	1.01 Mike Zhao	[ ]	[ ]		[ ]

	1.02 Sai (Sam) Wang	[ ]	[ ]		[ ]

	1.03 Jennifer Zhan	[ ]	[ ]		[ ]

	1.04 Jin Liu	[ ]	[ ]		[ ]

	1.05 Yanzeng An	[ ]	[ ]		[ ]

	1.06 Xiqiao Liu	[ ]	[ ]		[ ]

	1.07 Hu Li	[ ]	[ ]		[ ]

		FOR	AGAINST		ABSTAIN
PROPOSAL NO. 2:	To hold an advisory vote on the compensation of the named executive officers;	[ ]	[ ]		[ ]

PROPOSAL NO. 3:	To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers	One Year [ ]	Two Years [ ]	Three Years [ ]	ABSTAIN [ ]

PROPOSAL NO. 4:	Ratify the appointment of Assensture PAC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2022.	FOR [ ]	AGAINST [ ]		ABSTAIN [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

Stock Owner signs here	Co-Owner signs here

Date: